UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

TTEC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

6312 S. Fiddler's Green Circle, Suite 100N, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 303-397-8100

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock of TTEC Holdings, Inc., $0.01 par value per share	TTEC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On September 27, 2023, TTEC Holdings, Inc.’s (“TTEC” or the “Company”) Compensation Committee of the Board (the “Committee”) approved an amendment to the Company’s executive employment arrangements with Francois Bourret, TTEC’s Chief Accounting Officer and interim Chief Financial Officer. Mr. Bourret’s annual base salary will be $400,000. The Company will also provide Mr. Bourret with a cash bonus in the amount of $300,000, payable in three installments as follows: 25% each in October 2023 and March 2024, and the remaining 50% in December 2024. All other terms of Mr. Bourret’s employment arrangements with the Company remain unchanged.

The Committee also directed the Company to amend its executive employment arrangement with Mr. David J. Seybold, the CEO of the TTEC Digital business segment. The amendment will change Mr. Seybold’s annual equity-based incentive eligibility to a target value of $1 million (an increase from the current target of $625,000), 31.25% of which will be granted in time-based restricted stock units, subject to standard vesting and performance requirements, and the remaining 68.75% of which will be based 60% on the performance of the TTEC Digital business segment and 40% on the performance of the Company overall, over a 3-year measurement period. This change will be effective for the 2023 performance year. All other terms of Mr. Seybold’s executive employment arrangement with the Company remain unchanged.

The foregoing descriptions of the amendments to Mr. Bourret’s and Mr. Seybold’s compensation arrangements are qualified in their entirety by reference to the full text of the amendments that the Company will file in due course.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TTEC Holdings, Inc.
(Registrant)

Date: October 3, 2023	By:	/s/ Margaret B. McLean
Margaret B. McLean General Counsel

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